UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
October 23, 2006
Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)
1-16427
(Commission File Number)

Georgia (State or Other Jurisdiction of Incorporation or Organization)	58-2606325 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 1.01. Entry into a Material Definitive Agreement	1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	2

Item 8.01. Other Events	2

Item 9.01. Financial Statements and Exhibits	6

SIGNATURE	7

EXHIBIT INDEX	8
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

i

Item 1.01. Entry into a Material Definitive Agreement
FIS Annual Incentive Plan
     On October 23, 2006, at the 2006 Annual Meeting of Shareholders of Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), the shareholders of FIS approved the FIS Annual Incentive Plan, or incentive plan. The incentive plan will allow incentive awards paid thereunder to qualify as deductible performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The incentive plan will be administered by FIS’s compensation committee. Eligibility under the incentive plan is limited to FIS’s chief executive officer and each other executive officer that the compensation committee determines, in its discretion, is or may be a “covered employee” of FIS within the meaning of Section 162(m) of the Code and who is selected by the compensation committee to participate in the incentive plan. Payment of awards under the incentive plan will be made in cash. The incentive plan will remain in effect until such time as it is terminated by FIS’s board of directors.
Amended and Restated Certegy Inc. Stock Incentive Plan
     On October 23, 2006, at the 2006 Annual Meeting of Shareholders of FIS, the shareholders of FIS approved an amendment and restatement of the Certegy Inc. Stock Incentive Plan, or stock plan, to (i) increase the number of shares for issuance by 4,000,000 shares, (ii) increase the limits on the number of options, restricted shares and restricted stock units that may be granted under the stock plan, and (iii) make other non-material changes. Shareholder approval of the stock plan, as amended and restated, also constituted approval of the material terms of the performance goals under which compensation intended to constitute performance-based compensation for purposes of Section 162(m) of Code may be paid.
     The stock plan originally became effective on June 15, 2001. The stock plan was most recently amended and restated on September 14, 2005, which amendment and restatement was approved by FIS’s shareholders on January 26, 2006. The stock plan permits the granting of nonqualified stock options, incentive stock options, restricted shares and restricted stock units. The stock plan authorizes the granting of awards for up to ten years from the date of its initial approval and will remain in effect with respect to outstanding awards until no awards remain outstanding. The stock plan is administered by FIS’s compensation committee. Eligible participants include officers, key employees, directors and consultants of FIS and its subsidiaries, as determined by the compensation committee. The stock plan may be amended or terminated by FIS’s compensation committee at any time, subject to certain limitations, provided that no such action may, without a participant’s written consent, adversely affect in any material way any previously granted award. No amendment that would require shareholder approval under applicable law may become effective without shareholder approval.
FIS Employee Stock Purchase Plan
     On October 23, 2006, at the 2006 Annual Meeting of Shareholders, the shareholders of FIS approved the FIS Employee Stock Purchase Plan, or ESPP. The ESPP will provide an incentive to attract and retain employees by providing a program through which employees can purchase shares of FIS common stock through payroll deductions and through matching employer contributions. The maximum number of shares of FIS’s common stock available for purchase under the FIS ESPP is 10,000,000 shares.
     Employees who elect to participate may contribute an amount between 3% and 15% of their salary into the ESPP through payroll deduction. At the end of each calendar quarter, FIS will make a matching contribution to the account of each participant who has been continuously employed by FIS or a participating subsidiary for the last four calendar quarters. For most employees, matching contributions will be equal to one-third (1/3) of the amount contributed during the quarter that is one year earlier than the quarter in which the matching contribution is made; for certain officers of FIS or its subsidiaries and for employees who have completed at least ten consecutive years of employment with FIS, the matching contribution will be one-half (1/2) of such amount.

     As soon as administratively practicable following the close of each payroll period or, with respect to matching contributions, the quarter end (in each case, the purchase date), the amount credited to a participant’s account will be transferred to a broker and used to purchase shares of FIS common stock on the open market. Certificates representing the shares purchased and held in a participant’s share account will be delivered to the participant upon his or her request. Alternatively, a participant may request the broker to sell on the participant’s behalf any or all of the shares of common stock held in his or her share account. The ESPP may be amended or terminated by FIS’s board of directors at any time, provided that no such action may, without a participant’s consent, adversely affect any rights previously granted to such participant.
Further information about the FIS Annual Incentive Plan, the Amended and Restated Certegy Inc. Stock Incentive Plan and the FIS Employee Stock Purchase Plan may be found in the descriptions thereof contained in FIS’s Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission on September 19, 2006, which descriptions are incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     In connection with the Asset Contribution, and the proposed merger of FNF with and into FIS, on October 25 2006, William P. Foley, II became the Executive Chairman, Alan L. Stinson became the Executive Vice President—Finance, Brent Bickett became the Executive Vice President—Strategic Planning and Michael L. Gravelle became the Executive Vice President—Legal, of FIS. Additionally, on October 25, 2006, Richard N. Massey joined the board of directors of FIS.
     Biographical and other information required to be reported concerning Messrs. Foley, Stinson, Bickett, Massey and Gravelle are incorporated herein by reference to FIS’s Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission on September 19, 2006.
Item 8.01. Other Events
     On October 24, 2006, FNT completed the acquisition of substantially all of the assets and liabilities of FNF (other than FNF’s interests in its majority-owned subsidiary, FIS and in a small subsidiary, FNF Capital Leasing, Inc.) in exchange for 45,265,956 shares of FNT’s Class A common stock (the “Asset Contribution”), pursuant to the Amended and Restated Securities Exchange and Distribution Agreement, dated as of June 25, 2006, as amended and restated as of September 18, 2006, between FNT and FNF.
     Prior to the Asset Contribution, FNT was party to various “intercompany agreements” with FNF and FIS. On October 23, 2006, in connection with the completion of the Asset Contribution, and the anticipated merger of FNF with and into FIS, certain intercompany agreements were terminated. In addition, FNT and FIS have entered into new intercompany agreements, as described below.
     The primary reason for terminating the previous intercompany agreements, and executing new intercompany agreements, was to reflect the effect of the Asset Contribution on FNT’s overall corporate structure. Another reason was to ensure that the rights and obligations covered by the intercompany agreements before the Asset Contribution would be properly allocated among the post-Asset Contribution entities.
     The new intercompany agreements are filed as Exhibits 99.1 through 99.5 to this report. The following summaries are qualified in their entirety by reference to the text of such exhibits. The agreements described herein do not constitute all of the intercompany agreements between FNT and FNF, FIS or their respective affiliates. Additional intercompany agreements are described under the caption “Certain Relationships and Related Transactions with FNF and FIS” in FNT’s Schedule 14C filed with the SEC on September 19, 2006.
Amended and Restated Intellectual Property Cross License Agreement between FNF and FIS.
     On October 23, 2006, in connection with the Asset Contribution, this agreement was terminated.
Tax Disaffiliation Agreement.
     Effective as of October 24, 2006, FIS, FNF and FNT have entered into a tax disaffiliation agreement. FNT and its subsidiaries currently are members of the FNF consolidated federal income tax return. In addition, certain FNT subsidiaries are included with FIS group companies in state combined income tax returns. As a result of the

Asset Contribution, FNT’s companies will no longer be included in the FNF consolidated federal income tax return or in any state combined return with any FIS company. The tax disaffiliation agreement allocates responsibility between FIS and FNT for filing returns and paying taxes for periods prior to the Asset Contribution, subject to the indemnification provisions set forth in the agreement. The tax disaffiliation agreement also includes indemnifications for any adjustments to taxes for periods prior to the Asset Contribution and for any taxes and for any associated adverse consequences that may be imposed on the parties as a result of the Asset Contribution, as a result of actions taken by the parties or otherwise, and as a result of the merger.
Indemnification
•	FNT will indemnify FNF (and its successor after the merger, FIS) with respect to the FNF federal consolidated income taxes for periods prior to the Asset Contribution (other than taxes attributable to income of FIS or FIS subsidiaries), and with respect to any state income taxes payable by FIS but attributable to FNF, to FNT, to a subsidiary of FNT or to one of the former direct FNF subsidiaries that are being contributed to FNT pursuant to the securities exchange and distribution agreement.

•	FIS will indemnify FNT with respect to any state income taxes payable by FNT but attributable to a subsidiary of FIS.

•	FNT will indemnify FIS for all taxes and any associated adverse consequences (including shareholder suits) if the merger of FNF into FIS is determined to be a taxable transaction.

•	FNT will indemnify FIS for all taxes and any associated adverse consequences (including shareholder suits) if the Asset Contribution is determined to be a taxable transaction, unless such adverse determination is the result of a breach by FIS of its covenant not to take certain actions within its control that would cause the Asset Contribution to be taxable or the result of certain acquisitions of FIS stock within the control of FIS or an FIS affiliate.
Designation of Agent
     FNF, prior to the merger, to the extent permissible under the tax law, will designate FNT or an affiliate of FNT as the agent of the FNF federal consolidated group, such that FNT (or such FNT affiliate) will represent that group before the Internal Revenue Service for all federal income tax matters related to periods prior to the Asset Contribution. There will be conforming agency designations at the state level to the extent permitted by law.
Filing of Returns and Payment of Taxes
•	In general, FNT will file and pay the tax due on all FNF federal consolidated returns.

•	FNT and FIS will share the responsibility for filing and paying tax on combined state returns that contain FNT group companies and FIS group companies; determination of which group will file the return and pay the tax will depend upon whether the common parent of the combined group is an FNT company or an FIS company.

•	There are limitations on each group’s ability to amend returns if amendment would increase the tax liability of the other group.

•	The payment of taxes will be subject to the indemnification obligations provided for in the tax disaffiliation agreement.
Restrictions on Stock Acquisitions
     In order to help preserve the tax free nature of the Asset Contribution, FNT and FIS have mutually agreed that neither company will engage in any direct or indirect acquisition, issuance, or other transaction involving that company’s stock unless the company first obtains an opinion from a nationally recognized law firm or accounting firm that the acquisition will not cause the Asset Contribution to be taxable. This restriction is subject to various exceptions, including that the opinion restriction may be waived with the consent of certain officers of the other company.
Other Operational Provisions
•	Prior tax sharing agreements will be terminated, except for tax sharing agreements relating to insurance companies. Such agreements will be amended to substitute FNT for FNF.

•	Dispute resolution provisions generally follow the provisions contained in the cross-indemnity agreement between FNT and FIS (described below).

•	Subject to some limitations and exceptions, the indemnifying party controls any contest or audit related to any indemnified tax.
Cross-Indemnity Agreement.
     FNT and FIS have entered into a cross-indemnity agreement, which provides that each party will indemnify the other party and certain of the other party’s affiliates and representatives from and against any losses incurred by the indemnified parties arising out of:
•	the ownership or operation of the assets or properties, the operations or conduct of the business, and the employee retirement and benefit plans and financial statements of the indemnifying party;

•	any breach by the indemnifying party of the cross-indemnity agreement, of its organizational documents, or of any law or contract to which it is a party;

•	any untrue statement of, or omission to state, a material fact in any governmental filing of the indemnified party to the extent it was as a result of information about the indemnifying party;

•	any untrue statement of, or omission to state, a material fact in any governmental filing of the indemnifying party, except to the extent it was as a result of information about the indemnified party;

•	claims brought by third parties to the extent related to the transactions contemplated by the securities exchange and distribution agreement (to the extent we are the indemnifying party) or, among other things, the merger agreement (to the extent FIS is the indemnifying party), subject to certain exceptions; and

•	the provision of services by or employment of representatives of the indemnifying party, and the termination of such services or employment.
     The cross-indemnity agreement expressly provides that it is not intended to change the allocation of liability for any matter in any other existing or future agreement between FNT and its affiliates and FIS and its affiliates, to all of which agreements the cross-indemnity agreement is made subject.
Transition License Agreement.
     FNT, as licensor, has entered into an intellectual property transition license with FIS, as licensee, granting to FIS a limited license to use the “Fidelity National Financial” name and “house” logo for one year during the changeover by FIS to its own logos. The licensed use is limited to use only as part of the transition by FIS to new logos and corporate materials, and is intended to cover incidental use by FIS of previously available FNF materials (such as stationary, bags, umbrellas, shirts, other corporate memorabilia, etc.). FIS is not permitted to use the Fidelity National Financial name or “house” logo in any advertising or marketing materials. FIS is also required to use good faith efforts to terminate their use of the name and logo as soon as reasonably possible, provided that FIS will not be obligated to expend funds to revise corporate incidentals (such as shirts, coasters, bags, etc.). Until one year after William P. Foley, II is no longer the Executive Chairman of FIS or the fifth anniversary of the closing, whichever is earlier, FNT agrees not to bring suit against FIS for incidental use of the “house” logo or the Fidelity National Financial name; however, FNT will not be prohibited from bringing suit if FIS uses the name or logo in any advertising or marketing materials or any other material commercial manner.
Intellectual Property Cross License Agreement.
     FNT has entered into an intellectual property cross license agreement with FIS, mutually granting to each other a continuing, perpetual, non-exclusive and royalty-free license to use certain know-how and proprietary information that has been historically used in the conduct of our respective businesses. The terms and conditions of this agreement are substantially similar to those in the existing cross license agreement between FIS and FNT, but the breadth of the proprietary information covered is more limited than in the existing agreement.
Master Accounting and Billing Agreement.
     FNT and FIS and/or their subsidiaries have previously entered, contemporaneously with the Asset Contribution, and hereafter may enter, into various agreements with each other relating to services, licenses, and other matters, including but not limited to corporate services agreements, a master information technology agreement, software use, software development and intellectual property licenses, a title plant maintenance agreement, starters and back plant repository agreements, a lease and sublease, a telecommunications services agreement, a property management agreement, an aircraft cost sharing agreement, and various cost sharing agreements. The master accounting and billing agreement sets forth the parties’ agreement to utilize one master accounting and billing procedure for all amounts that may be owing between them from time to time pursuant to any and all agreements between them. The master accounting and billing agreement does not alter or affect the amount of any payments that may be owing or may become owing between the parties, but only sets forth the process and procedures that the parties will follow in the billing of those amounts. The master accounting and billing agreement may be terminated at any time by either party, upon not less than 60 days’ prior written notice. The agreement can also be modified to exclude any particular obligations at any time at the request of FIS and modified to include any additional obligations so long as the parties mutually agree to the inclusion.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
10.1	Amended and Restated Certegy Inc. Stock Incentive Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

10.2	FIS Employee Stock Purchase Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

10.3	FIS Annual Incentive Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

99.1	Tax Disaffiliation Agreement, dated as of October 23, 2006, by and among FNF, FNT and FIS.

99.2	Cross Indemnity Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.3	Transition License Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.4	Intellectual Property Cross License Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.5	Master Accounting and Billing Agreement, dated as of October 23, 2006, by and between FNT and FIS.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 27, 2006	By:	/s/ Jeffrey S. Carbiener
		Name:	Jeffrey S. Carbiener
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Certegy Inc. Stock Incentive Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

10.2	FIS Employee Stock Purchase Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

10.3	FIS Annual Incentive Plan (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

99.1	Tax Disaffiliation Agreement, dated as of October 23, 2006, by and among FNF, FNT and FIS.

99.2	Cross Indemnity Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.3	Transition License Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.4	Intellectual Property Cross License Agreement, dated as of October 23, 2006, by and between FNT and FIS.

99.5	Master Accounting and Billing Agreement, dated as of October 23, 2006, by and between FNT and FIS.